                                                                                                         Exhibit 10.3

FIRST NATIONAL BANK

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       LOAN NUMBER               LOAN NAME              ACCT. NUMBER              NOTE DATE                INITIALS
   8558911/ Renewal +     M-Tron Industries, Inc.                                 08/01/07                    MKM
       NOTE AMOUNT            INDEX (W/MARGIN)              RATE                MATURITY DATE            LOAN PURPOSE
      $1,500,000.00          30-Day LIBOR plus             7.428%                 08/30/10                Commercial
                                   2.100%
                                                   Creditor Use Only
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                                                    PROMISSORY NOTE
                                             (Commercial - Single Advance)
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DATE AND PARTIES. The date of this Promissory Note (Note) is August 1, 2007. The parties and their addresses are:

     LENDER:
          FIRST NATIONAL BANK OF OMAHA
          Stop Code 1031
          1620 Dodge St
          Omaha, Nebraska 68197
          Telephone: (402) 633-3617

     BORROWER:
          M-TRON INDUSTRIES, INC.
          a Delaware Corporation
          100 Douglas Avenue
          Yankton, South Dakota 57078

          PIEZO TECHNOLOGY, INC.
          a Florida Corporation
          100 Douglas Avenue
          Yankton, South Dakota 57078

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

          A.  PRONOUNS.  The pronouns "I," "me," and "my" refer to each Borrower signing this Note,  individually and together.  "You" and "Your" refer to the Lender.

          B. NOTE. Note refers to this document,  and any extensions,  renewals, modifications and substitutions of this Note.

          C.  LOAN.  Loan  refers  to  this  transaction  generally,   including
          obligations  and  duties  arising  from  the  terms  of all  documents prepared or submitted for this transaction such applications, security agreements, disclosures or notes, and this Note.

          D. LOAN DOCUMENTS.  Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

          E. PROPERTY.  Property is any property,  real, personal or intangible, that secures my performance of the obligations of this Loan.

          F.  PERCENT.  Rates  and rate  change  limitations  are  expressed  as annualized percentages.

2. PROMISE TO PAY. For value  received,  I promise to pay you or your order,  at your address, or at such other location as you may designate,  the principal sum of  $1,500,000.00  (PRINCIPAL)  plus  interest from August 1, 2007 on the unpaid
Principal balance until this Note matures or this obligation is accelerated.

3. INTEREST.  Interest will accrue on the unpaid Principal  balance of this Note at the rate of 7.428 percent  (Interest Rate) until August 2, 2007,  after which time it may change as described in the Variable Rate subsection.

          A. INTEREST AFTER DEFAULT. If you declare a default under the terms of the Loan,  including  for failure to pay in full at maturity,  you may increase  the  Interest  Rate  otherwise  payable as described in this section.  In such event,  interest will accrue on the unpaid Principal balance  of this Note at a rate  equal to the rate in effect  prior to default, plus 6.000 percent, until paid in full.

          B.  MAXIMUM  INTEREST  AMOUNT.  Any amount  assessed or  collected  as interest  under the terms of this Note will be limited to the  maximum lawful amount of interest  allowed by state or federal law,  whichever is greater.  Amounts  collected in excess of the maximum lawful amount will be applied first to the unpaid Principal  balance.  Any remainder will be refunded to me.

          C. ACCRUAL. Interest accrues using an Actual/360 days counting method.

          D. VARIABLE RATE. The Interest Rate may change during the term of this transaction.

                   (1) Index. Beginning with the first Change Date, the Interest
                   Rate will be based on the following index: 30-day LIBOR based on the  British  Banker's  Association  average of  interbank offered rates for dollar  deposits in the London market based on quotations at sixteen major banks.

                   The Current  Index is the most recent index figure  available on each Change Date.  You do not  guaranty by selecting  this
                   Index,  or the margin,  that the  Interest  Rate on this Note will be the same rate you charge on any other  loans or class of loans you make to me or other borrowers.  If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

                   (2) Change  Date.  Each date on which the  Interest  Rate may change is called a Change Date.  The Interest Rate may change
                   August 2, 2007 and daily thereafter.

                   (3)  Calculation  Of  Change.  On each  Change  Date you will calculate the Interest Rate,  which will be the Current Index plus 2.100 percent.  The result of this  calculation  will be
                   rounded  to  the  nearest  .001   percent.   Subject  to  any
                   limitations,  this will be the  Interest  Rate until the next
                   Change Date.  The new Interest Rate will become  effective on each Change Date. The Interest Rate and other charges on this
                   Note will never exceed the highest rate or charge  allowed by law for this Note.

                   (4) Effect Of Variable  Rate. A change in the  Interest  Rate will have the following effect on the payments: The amount of the final payment will change.

4. PAYMENT. I agree to pay this Note in 37 payments. This Note is amortized over
60 payments.  A payment of  $30,076.15  will be due August 30, 2007,  and on the
30th day of each month thereafter.  A final payment of the entire unpaid balance of  Principal  and  interest  will be due August 30,  2010.  Any  changes in the
Interest Rate will affect the amount of this payment.

Payments  will be rounded to the  nearest  $.01.  With the final  payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th,
30th or 31st day of a month that contains no such day will,  instead, be made on the last day of such month.

If the amount of a scheduled  payment does not equal or exceed interest  accrued during  the  payment  period the  unpaid  portion  will be added to, and will be payable with, the next scheduled payment.

Each payment I make on this Note will be applied  first to interest  that is due then to principal  that is due, and finally to any charges that I owe other than principal  and  interest.  If you  and I agree  to a  different  application  of payments,  we will  describe  our  agreement  on this  Note.  You may change how payments are applied in your sole  discretion  without  notice to me. The actual amount of my final payment will depend on my payment record.

5.  PREPAYMENT.  I may  prepay  this  Loan in full or in part at any  time.  Any partial  prepayment will not excuse any later scheduled  payments until I pay in full.

6. LOAN  PURPOSE.  The purpose of this Loan is to increase  loan amount to cover machinery and equipment purchased over the last 2 years.

7. ADDITIONAL TERMS. A. AUTOMATIC TRANSFER AUTHORIZATION:

I authorize  you to charge my Account No. for all  payments  due on this Loan as set forth in the PAYMENT  section of this Note.  You may  continue to charge the
Account  until  the  Loan  is paid  or  until  I  provide  you  with  notice  of cancellation.

I understand and agree that if a payment due date falls on a  non-business  day, the payment  amount will be debited from the Account and credited to the Loan as a loan payment on the next day you are open for regular business.

I further  understand  and agree that if the Account  does not have a sufficient balance on a day that a payment is to be debited  from the Account and  credited to the Loan,  you may,  at your  option,  suspend  further  efforts to debit the
Account and look to me for the payment and all  subsequent  payments  until such time as all payments under the Loan are current.  In no event will  availability of any credit line that I may have with you be used in  determining  whether the
Account has a sufficient balance.

At your option and sole discretion,  you may resume charging the Account without further instruction from me once all payments are current. In the event that you do not resume  charging to the Account,  you will notify me in writing that this authorization has been cancelled.  Such cancellation of this  authorization does not excuse me from making timely payment under the terms of the Loan.

In any event, you, at your option, may cancel this authorization at any time.

B. IMPORTANT  NOTICE:  To help the government fight the funding of terrorism and money  laundering  activities,  the USA PATRIOT Act requires all banks to obtain and verify the identity of each person or business that opens an account. When I open an account you will ask me for information  that will allow you to properly identify me and you will verify that information.  If you cannot properly verify identity  within 30  calendar  days,  you  reserve  the right to deem all of the balance and accrued interest due and payable immediately.

8. SECURITY. The Loan is secured by the following, previously executed, security instruments or agreements:  Loan  Agreement  dated 10/14/04 and all  amendments;
Security Agreement dated 10/14/04 covering Business Assets.

9. DEFAULT. I will be in default if any of the following occur:

          A. PAYMENTS. I fail to make a payment in full when due.

          B. INSOLVENCY OR BANKRUPTCY.  The death, dissolution or insolvency of, appointment  of a  receiver  by or on behalf  of,  application  of any debtor relief law, the  assignment  for the benefit of creditors by or on behalf of, the voluntary or  involuntary  termination  of existence by, or the  commencement of any proceeding under any present or future federal or state insolvency, bankruptcy,  reorganization,  composition or debtor  relief  law by or against  me or any  co-signer,  endorser, surety or guarantor of this Note or any other  obligations I have with you.

          C.  BUSINESS  TERMINATION.  I  merge,  dissolve,  reorganize,  end  my business  or  existence,  or a partner  or  majority  owner dies or is declared legally incompetent.

          D. FAILURE TO PERFORM.  I fail to perform any condition or to keep any promise or covenant of this Note.

          E. OTHER DOCUMENTS. A default occurs under the terms of any other Loan
          Document.

          F. OTHER AGREEMENTS.  I am in default on any other debt or agreement I have with you.

          G.  MISREPRESENTATION.  I make any  verbal  or  written  statement  or provide  any  financial  information  that is untrue,  inaccurate,  or conceals a material fact at the time it is made or provided.

          H. JUDGMENT. I fail to satisfy or appeal any judgment against me.

          I. FORFEITURE.  The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

          J. NAME CHANGE.  I change my name or assume an additional name without notifying you before making such a change.

          K. PROPERTY TRANSFER. I transfer all or a substantial part of my money or property.

          L. PROPERTY  VALUE.  You determine in good faith that the value of the
          Property has declined or is impaired.

          M. MATERIAL  CHANGE.  Without first notifying you, there is a material change in my business, including ownership,  management, and financial conditions.

          N.  INSECURITY.  You  determine in good faith that a material  adverse change has occurred in my financial  condition from the conditions set forth in my most recent  financial  statement  before the date of this
          Note or that the  prospect for payment or  performance  of the Loan is impaired for any reason.

10. DUE ON SALE OR  ENCUMBRANCE.  You may,  at your  option,  declare the entire balance of this Note to be due and payable upon the creation of, or contract for the creation of, any lien,  encumbrance,  transfer or sale of all or any part of the Property.  This right is subject to the restrictions  imposed by federal law
(12 C.F.R. 591), as applicable.

11.  WAIVERS AND CONSENT.  To the extent not prohibited by law, I waive protest, presentment for payment,  demand,  notice of  acceleration,  notice of intent to accelerate and notice of dishonor.

          A. ADDITIONAL  WAIVERS BY BORROWER.  In addition,  I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions  you may  take,  and  generally  waive  defenses  that  may be available  based on these actions or based on the status of a party to this Note.

                   (1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

                   (2)  You  may  release  any  Borrower,  endorser,  guarantor, surety, accommodation maker or any other co-signer.

                   (3)  You may  release,  substitute  or  impair  any  Property securing this Note.

                   (4) You, or any institution  participating  in this Note, may invoke your right of set-off.

                   (5)  You  may   enter   into  any   sales,   repurchases   or
                   participations  of this Note to any person in any amounts and
                   I waive notice of such sales, repurchases or participations.

                   (6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

          B. NO WAIVER BY LENDER.  Your course of dealing,  or your  forbearance from,  or delay in,  the  exercise  of any of your  rights,  remedies, privileges  or right  to  insist  upon my  strict  performance  of any provisions  contained in this Note, or any other Loan Document,  shall not be  construed  as a waiver by you,  unless  any such  waiver is in writing and is signed by you.

12.  REMEDIES.  After I default,  and after you give any legally required notice and  opportunity to cure the default,  you may at your option do any one or more of the following.

          A.  ACCELERATION.  You may make all or any part of the amount owing by the terms of this Note immediately due.

          B.  SOURCES.  You may use any and all remedies you have under state or federal law or in any Loan Document.

          C. INSURANCE BENEFITS.  You may make a claim for any and all insurance benefits or refunds that may be available on my default.

          D. PAYMENTS MADE ON MY BEHALF.  Amounts  advanced on my behalf will be immediately  due and may be added to the balance owing under the terms of  this  Note,  and  accrue  interest  at the  highest  post-maturity interest rate.

          E.  SET-OFF.  You may use the  right of  set-off.  This  means you may set-off  any  amount  due and  payable  under  the  terms of this Note against any right I have to receive money from you.

          My right to  receive  money  from you  includes  any  deposit or share account  balance  I have with  you;  any  money  owed to me on an item presented to you or in your possession for collection or exchange; and
          any repurchase agreement or other non-deposit obligation.  "Any amount due and payable  under the terms of this Note" means the total  amount to which you are  entitled to demand  payment  under the terms of this
          Note at the time you set-off.

          Subject to any other  written  contract,  if my right to receive money from you is also owned by someone who has not agreed to pay this Note, your right of set-off will apply to my interest in the  obligation and to  any  other  amounts  I  could  withdraw  on  my  sole  request  or endorsement.

          Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative  capacity. It also does not apply to any Individual  Retirement  Account or other tax-deferred retirement account.

          You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

          F. WAIVER. Except as otherwise required by law, by choosing any one or more of these  remedies you do not give up your right to use any other remedy.  You do not waive a default if you choose not to use a remedy.
          By  electing  not to use any  remedy,  you do not waive  your right to later  consider  the event a default  and to use any  remedies  if the default continues or occurs again.

13. COLLECTION  EXPENSES AND ATTORNEYS' FEES. On or after Default, to the extent permitted  by law, I agree to pay all  expenses of  collection,  enforcement  or protection  of your  rights  and  remedies  under  this Note or any  other  Loan
Document. Expenses include, but are not limited to, attorneys' fees, court costs and other legal expenses. These expenses are due and payable immediately. If not paid  immediately,  these  expenses  will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Note. All fees and expenses will be secured by the Property I have granted to you,  if any.  In  addition,  to the extent  permitted  by the United
States  Bankruptcy Code, I agree to pay the reasonable  attorneys' fees incurred by you to protect your rights and  interests in connection  with any  bankruptcy proceedings initiated by or against me.

14.  COMMISSIONS.  I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance  products,  and may earn such fees on other services that I buy through you or your affiliate.

15. WARRANTIES AND  REPRESENTATIONS.  I make to you the following warranties and representations which will continue as long as this Note is in effect:

          A.  POWER.  I am duly  organized,  and  validly  existing  and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this  transaction  and to carry on my business or  activity  as it is now being  conducted  and,  as  applicable,  am qualified to do so in each jurisdiction in which I operate.

          B. AUTHORITY. The execution, delivery and performance of this Note and the obligation  evidenced by this Note are within my powers, have been duly authorized,  have received all necessary  governmental  approval, will  not  violate  any  provision  of  law,  or  order  of  court  or governmental  agency, and will not violate any agreement to which I am a party or to which I am or any of my Property is subject.

          C. NAME AND PLACE OF  BUSINESS.  Other than  previously  disclosed  in writing  to you I have  not  changed  my name or  principal  place  of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

16.  APPLICABLE  LAW. This Note is governed by the laws of Nebraska,  the United
States of America,  and to the extent required,  by the laws of the jurisdiction where  the  Property  is  located,  except to the  extent  such  state  laws are preempted by federal law. In the event of a dispute,  the exclusive forum, venue and place of jurisdiction will be in Nebraska, unless otherwise required by law.

17. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is  independent of the obligation of any other person who has also agreed to pay
it. You may sue me alone,  or anyone else who is obligated  on the Loan,  or any number  of us  together,  to  collect  the  Loan.  Extending  the  Loan  or  new obligations  under the Loan,  will not  affect my duty under the Loan and I will still be obligated to pay the Loan.  This Note shall inure to the benefit of and be enforceable by you and your  successors and assigns and shall be binding upon and enforceable against me and my personal  representatives,  successors,  heirs and assigns.

18.  AMENDMENT,  INTEGRATION AND  SEVERABILITY.  This Note may not be amended or modified  by oral  agreement.  No  amendment  or  modification  of this  Note is effective  unless made in writing and  executed by you and me. This Note and the other Loan Documents are the complete and final expression of the agreement.  If any provision of this Note is unenforceable,  then the  unenforceable  provision will be severed and the remaining provisions will still be enforceable.

19.  INTERPRETATION.  Whenever  used,  the singular  includes the plural and the plural includes the singular.  The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

20.  NOTICE,  FINANCIAL  REPORTS  AND  ADDITIONAL  DOCUMENTS.  Unless  otherwise required  by law,  any notice  will be given by  delivering  it or mailing it by first  class  mail to the  appropriate  party's  address  listed in the DATE AND
PARTIES section,  or to any other address  designated in writing.  Notice to one
Borrower  will be deemed to be notice to all  Borrowers.  I will  inform  you in writing of any change in my name,  address or other application  information.  I will  provide you any  financial  statement  or  information  you  request.  All financial  statements and information I give you will be correct and complete. I agree to sign, deliver, and file any additional documents or certifications that you may consider  necessary to perfect,  continue,  and preserve my  obligations under this Loan and to confirm your lien status on any Property.  Time is of the essence.

21.  CREDIT  INFORMATION.  I agree to supply you with whatever  information  you reasonably  request.  You will make requests for this information  without undue frequency, and will give me reasonable time in which to supply the information.

22. ERRORS AND OMISSIONS.  I agree,  if requested by you, to fully  cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan  closing  documents  so that all  documents  accurately  describe  the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

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A CREDIT AGREEMENT MUST BE IN WRITING TO BE ENFORCEABLE UNDER NEBRASKA LAW. TO
PROTECT YOU AND US FROM ANY MISUNDERSTANDINGS OR DISAPPOINTMENTS, ANY CONTRACT,
PROMISE, UNDERTAKING, OR OFFER TO FOREBEAR REPAYMENT OF MONEY OR TO MAKE ANY
OTHER FINANCIAL ACCOMMODATION IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR
EXTENSION OF CREDIT, OR ANY AMENDMENT OF, CANCELLATION OF, WAIVER OF, OR
SUBSTITUTION FOR ANY OR ALL OF THE TERMS OR PROVISIONS OF ANY INSTRUMENT OR
DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF
CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

          BORROWER:

             M-Tron Industries, Inc.

                By:  /s/ David Rein
                     -----------------
                     Authorized Signer

             Piezo Technology, Inc.

                By:  /s/ David Rein
                     -----------------
                     Authorized Signer

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23. SIGNATURES.  By signing, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

BORROWER:

   M-Tron Industries, Inc.

      By:  /s/ David Rein
           --------------------------------
           Authorized Signer

   Piezo Technology, Inc.

      By:  /s/ David Rein
           --------------------------------
           Authorized Signer
LENDER:

   First National Bank of Omaha

      By:  /s/ Mark K. McMillan
           --------------------------------
           Mark K. McMillan, Vice President